EATON VANCE HEXAVEST INTERNATIONAL EQUITY FUND

Supplement to Summary Prospectus dated December 1, 2015

Frédéric Imbeault has announced his intention to retire from Hexavest Inc. but he will continue to serve on the portfolio management team until on or about November 30, 2016.  On June 30, 2016, Étienne Durocher-Dumais will join the portfolio management team and, as of such date, the following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Vital Proulx, President and Chief Investment Officer at Hexavest, who has managed the Fund since its inception in August 2012;

Jean-René Adam, Co-Chief Investment Officer and Vice President at Hexavest, who has managed the Fund since its inception in August 2012;

Jean-Pierre Couture, Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Christian Crête, Portfolio Manager at Hexavest, who has managed the Fund since December 2014;

Marc Christopher Lavoie, Vice President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Frédéric Imbeault, Vice President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012; and

Etienne Durocher-Dumais, Portfolio Manager at Hexavest, who has managed the Fund since June 2016.

April 8, 2016	21717 4.8.16